The Clorox Company

Three months ended June 30, 2023
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness	14%	(2)%	—%	—%	16%	14%	(2)%
Household	14	(3)	—	—	17	14	(3)
Lifestyle	14	(1)	—	—	15	14	(1)
International	4	—	—	(10)	14	14	—
Total Company (4)	12%	(2)%	—%	(2)%	16%	14%	(2)%

Twelve months ended June 30, 2023
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness	4%	(16)%	—%	—%	20%	4%	(16)%
Household	6	(7)	—	—	13	6	(7)
Lifestyle	7	(4)	—	—	11	7	(4)
International	—	(5)	—	(11)	16	11	(5)
Total Company (4)	4%	(10)%	—%	(2)%	16%	6%	(10)%
(1)This represents the net impact on net sales growth / (decrease) from pricing actions, mix and other factors.
(2)Organic sales growth/ (decrease) is defined as net sales growth / (decrease) excluding the effect of any acquisitions and divestitures and foreign exchange rate changes. See “Non-GAAP Financial Information” below for reconciliation of organic sales growth/ (decrease) to net sales growth/ (decrease), the most directly comparable GAAP financial information.
(3)Organic volume represents volume excluding the effect of any acquisitions and divestitures.
(4)Total company includes Corporate and Other.
(5)As of the fourth quarter of fiscal year 2023, the Health and Wellness reportable segment is composed of the Cleaning and Professional Products businesses. The VMS business, previously within Health and Wellness, is now included in Corporate and Other and reported within Total Company.

The Clorox Company

Three Months Ended March 31, 2023
Percentage change versus the year-ago period - As Recast (5)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness	8%	(17)%	—%	—%	25%	8%	(17)%
Household	2	(12)	—	—	14	2	(12)
Lifestyle	15	—	—	—	15	15	—
International	1	(7)	—	(13)	21	14	(7)
Total Company (4)	6%	(11)%	—%	(2)%	19%	8%	(11)%

Three Months Ended December 31, 2022
Percentage change versus the year-ago period - As Recast (5)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness	—%	(19)%	—%	—%	19%	—%	(19)%
Household	9	3	—	—	6	9	3
Lifestyle	2	(6)	—	—	8	2	(6)
International	(3)	(8)	—	(12)	17	9	(8)
Total Company (4)	1%	(10)%	—%	(3)%	14%	4%	(10)%

Three Months Ended September 30, 2022
Percentage change versus the year-ago period - As Recast (5)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (5)	(3)%	(21)%	—%	—%	18%	(3)%	(21)%
Household	(4)	(14)	—	—	10	(4)	(14)
Lifestyle	(3)	(10)	—	—	7	(3)	(10)
International	(1)	(4)	—	(9)	12	8	(4)
Total Company (4)	(4)%	(15)%	—%	(2)%	13%	(2)%	(15)%
(1)This represents the net impact on net sales growth / (decrease) from pricing actions, mix and other factors.
(2)Organic sales growth/ (decrease) is defined as net sales growth / (decrease) excluding the effect of any acquisitions and divestitures and foreign exchange rate changes. See “Non-GAAP Financial Information” below for reconciliation of organic sales growth/ (decrease) to net sales growth/ (decrease), the most directly comparable GAAP financial information.
(3)Organic volume represents volume excluding the effect of any acquisitions and divestitures.
(4)Total Company includes the VMS business.
(5)During the fourth quarter of fiscal year 2023, the Vitamins, Minerals and Supplements (VMS) business, previously included in Health and Wellness was combined with Corporate and Other. Health and Wellness is now comprised of the Cleaning and Professional Products businesses.

The Clorox Company

Non-GAAP Financial Information
Management believes that the presentation of organic sales growth / (decrease) is useful to investors because it excludes sales from any acquisitions and divestitures, which results in a comparison of sales only from the businesses that the company was operating throughout the relevant periods, and the impact of foreign exchange rate changes, which are out of the control of the company and management. However, organic sales growth / (decrease) may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded.

The Clorox Company
The following table provides a reconciliation of organic sales growth / (decrease) (non-GAAP) to net sales growth / (decrease) (GAAP), the most comparable GAAP measure:

	Three months ended June 30, 2023
	Percentage change versus the year-ago period
	Health and Wellness (1)	Household	Lifestyle	International	Total Company (2)
Net sales growth / (decrease) (GAAP)	14%	14%	14%	4%	12%
Add: Foreign Exchange	—	—	—	10	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	14%	14%	14%	14%	14%

	Twelve months ended June 30, 2023
	Percentage change versus the year-ago period
	Health and Wellness (1)	Household	Lifestyle	International	Total Company (2)
Net sales growth / (decrease) (GAAP)	4%	6%	7%	—%	4%
Add: Foreign Exchange	—	—	—	11	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	4%	6%	7%	11%	6%

	Three months ended March 31, 2023 - as recast (1)
	Percentage change versus the year-ago period
	Health and Wellness (1)	Household	Lifestyle	International	Total Company (2)
Net sales growth / (decrease) (GAAP)	8%	2%	15%	1%	6%
Add: Foreign Exchange	—	—	—	13	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	8%	2%	15%	14%	8%

The Clorox Company

	Three months ended December 31, 2022 - as recast (1)
	Percentage change versus the year-ago period
	Health and Wellness (1)	Household	Lifestyle	International	Total Company (2)
Net sales growth / (decrease) (GAAP)	—%	9%	2%	(3)%	1%
Add: Foreign Exchange	—	—	—	12	3
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	—%	9%	2%	9%	4%

	Three months ended September 30, 2022 - as recast (1)
	Percentage change versus the year-ago period
	Health and Wellness (1)	Household	Lifestyle	International	Total Company (2)
Net sales growth / (decrease) (GAAP)	(3)%	(4)%	(3)%	(1)%	(4)%
Add: Foreign Exchange	—	—	—	9	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	(3)%	(4)%	(3)%	8%	(2)%

(1)As of the fourth quarter of fiscal year 2023, the Health and Wellness reportable segment is composed of the Cleaning and Professional Products businesses. The VMS business, previously within Health and Wellness, is now included in Corporate and Other and reported within Total Company.
(2)Total company includes Corporate and Other.

The Clorox Company
Supplemental Unaudited Condensed Information – Gross Margin Drivers

The table below provides details on the drivers of gross margin change versus the year-ago period.

Driver	Gross Margin Change vs. Prior Year (basis points)
	FY22					FY23
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cost Savings	+90	+80	+100	+160	+110	+180	+170	+150	+210	+180
Price Changes	+50	+100	+170	+330	+160	+530	+680	+750	+670	+660
Market Movement (commodities)	-550	-510	-410	-350	-460	-330	-240	-230	-230	-260
Manufacturing & Logistics	-470	-640	-570	-290	-490	-350	-100	-120	-140	-180
All other (1) (2) (3) (4)	-210	-270	-50	+150	-100	-140	-190	+40	+50	-40
Change vs prior year	-1,090	-1,240	-760	0	-780	-110	+320	+590	+560	+360

Gross Margin (%)	37.1%	33.0%	35.9%	37.1%	35.8%	36.0%	36.2%	41.8%	42.7%	39.4%

(1)In Q1 and Q2 of fiscal year 2022, “All other” includes the positive impact from volume growth and mix and assortment.
(2)In Q4 of fiscal year 2022, "All Other" includes the positive impact from lower trade promotion spending.
(3)In Q1 of fiscal year 2023, "All other" includes the negative impact from lower shipment volumes.
(4)In Q2 of fiscal year 2023, "All other" includes the negative impact from mix and assortment.

The Clorox Company
Supplemental Unaudited Condensed Information – Cash Flow
For the quarter ended June 30, 2023

Capital expenditures for the fourth quarter were $84 million versus $79 million in the year-ago quarter (Fiscal year 2023 = $228 million).
Depreciation and amortization expense for the fourth quarter was $62 million versus $57 million in the year-ago quarter (Fiscal year 2023 = $236 million).
Net cash provided by operations in the fourth quarter was $430 million, or 21.3% of net sales (Fiscal year 2023 = $1,158 million, or 15.7% of net sales).

Supplemental Unaudited Condensed Information – Free Cash Flow
Fiscal Year Free Cash Flow Reconciliation

Dollars in Millions and percentages based on rounded numbers

	Fiscal year 2023	Fiscal year 2022
Net cash provided by operations – GAAP	$1,158	$786
Less: Capital expenditures	$228	$251
Free cash flow – non-GAAP (1)	$930	$535
Free cash flow as a percentage of net sales – non-GAAP (1)	12.6%	7.5%
Net sales	$7,389	$7,107

(1)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management uses free cash flow and free cash flow as a percentage of net sales to help assess the cash generation ability of the business and funds available for investing activities, such as acquisitions, investing in the business to drive growth and financing activities, including debt payments, dividend payments and stock repurchases. Free cash flow does not represent cash available only for discretionary expenditures since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.

The Clorox Company
Supplemental Unaudited Reconciliation of Earnings Before Income Taxes to EBIT (1)(3) and Adjusted EBIT (2)(3)
Dollars in millions and percentages based on rounded numbers

	FY 2021					FY 2022					FY 2023

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	9/30/20	12/31/20	3/31/21	6/30/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	6/30/23
Earnings (losses) before income taxes	$526	$332	-$59	$101	$900	$185	$93	$200	$129	$607	$116	$130	-$245	$237	$238
Interest income	(1)	(1)	(1)	(2)	(5)	(1)	(1)	(1)	(2)	(5)	(2)	(3)	(4)	(7)	(16)
Interest expense	25	24	25	25	99	25	23	21	37	106	22	23	24	21	90
EBIT (1)(3)	$550	$355	-$35	$124	$994	$209	$115	$220	$164	$708	$136	$150	-$225	$251	$312
EBIT margin (1)(3)	28.7%	19.3%	-2.0%	6.9%	13.5%	11.6%	6.8%	12.2%	9.1%	10.0%	7.8%	8.7%	-11.7%	12.4%	4.2%
VMS impairment (4)	—	—	329	—	329	—	—	—	—	—	—	—	445	—	445
Professional Products supplier charge (5)	—	—	—	28	28	—	—	—	—	—	—	—	—	—	—
Saudi JV acquisition gain (6)	(82)	—	—	—	(82)	—	—	—	—	—	—	—	—	—	—
Streamlined operating model (7)	—	—	—	—	—	—	—	—	—	—	19	4	21	16	60
Digital capabilities and productivity enhancements investment (8)	—	—	—	—	—	12	15	15	19	61	20	25	28	27	100
Adjusted EBIT – non-GAAP (2)(3)	$468	$355	$294	$152	$1,269	$221	$130	$235	$183	$769	$175	$179	$269	$294	$917
Adjusted EBIT margin (2)(3)	24.4%	19.3%	16.5%	8.4%	17.3%	12.2%	7.7%	13.0%	10.2%	10.8%	10.1%	10.4%	14.0%	14.6%	12.4%
Net sales	$1,916	$1,842	$1,781	$1,802	$7,341	$1,806	$1,691	$1,809	$1,801	$7,107	$1,740	$1,715	$1,915	$2,019	$7,389

(1)EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income and interest expense, as reported above. EBIT margin is the ratio of EBIT to net sales.
(2)Adjusted EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income, interest expense and other significant items that are nonrecurring or unusual (such as asset impairments, charges related to the streamlined operating model, charges related to the digital capabilities and productivity enhancements investment, significant losses/(gains) related to acquisitions and other nonrecurring or unusual items as reported above) Adjusted EBIT margin is the ratio of adjusted EBIT to net sales.
(3)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management believes the presentation of EBIT, EBIT margin, adjusted EBIT and adjusted EBIT margin provides useful additional information to investors about trends in the company's operations and is useful for comparability of performance over time. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.
(4)Reflects goodwill and trademarks impairment charges recorded during the third quarter of fiscal year 2021 and third quarter of fiscal year 2023 related to the VMS business. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.
(5)Represents noncash charges of $28 on investments and related arrangements made with a Professional Products business supplier.
(6)Represents an $82 noncash net gain from the remeasurement of the Company’s previously held investment in its Saudi joint venture.
(7)Reflects the restructuring and related costs, net incurred by the company for implementation of the streamlined operating model. These expenses were primarily attributable to employee-related costs and other associated costs. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.
(8)Reflects the operating expenses incurred by the company related to its digital capabilities and productivity enhancements investment. The majority of these expenses relate to external consulting fees. The remaining expenses relate to internal IT project management and supporting personnel costs and other costs. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.

The Clorox Company
Supplemental Unaudited Reconciliation of Adjusted Earnings Per Share (6)(8) and Adjusted Effective Tax Rate (7)(8)
(Dollars in millions except per share data)

	Diluted earnings per share			Effective tax rate
	Three months ended June 30			Three Months Ended June 30
	2023	2022	% Change	2023	2022
As reported (GAAP)	$1.42	$0.81	75%	23.8%	19.0%
Streamlined operating model (2)	$0.09	—		0.1%	—
Digital capabilities and productivity enhancements investment (3)	0.16	0.12		0.1%	0.6%
As adjusted (Non-GAAP) (6)(7)(8)	$1.67	$0.93	80%	24.0%	19.6%

	Diluted earnings per share			Effective tax rate
	Twelve Months Ended June 30			Twelve Months Ended June 30
	2023	2022	% Change	2023	2022
As reported (GAAP)	$1.20	$3.73	(68)%	32.4%	22.4%
VMS impairment (1)	2.91	—		(8.9)%	—
Streamlined operating model (2)	0.37	—		0.0%	—
Digital capabilities and productivity enhancements investment (3)	0.61	0.37		0.1%	0.1%
As adjusted (Non-GAAP) (6)(7)(8)	$5.09	$4.10	24%	23.6%	22.5%

	Full Year 2024 Outlook (Estimated Range)
	Diluted earnings per share
	Low	High
As estimated (GAAP)	$4.65	$4.95
Streamlined operating model (4)	0.25	0.25
Digital capabilities and productivity enhancements investment (5)	0.70	0.70
As adjusted (Non-GAAP) (6)(7)(8)	$5.60	$5.90
(1)During the year ended June 30, 2023, noncash impairment charges of goodwill and trademarks were recorded of $445 ($362 after tax) related to the VMS business.
(2)During the three and twelve months ended June 30, 2023, the company incurred approximately $16 ($11 after tax) and $60 ($45 after tax), respectively, of restructuring and related costs, net for implementation of the streamlined operating model. Refer to the Non-GAAP Financial Information within the fourth quarter of fiscal year 2023 earnings release for further discussion.
(3)During the three and twelve months ended June 30, 2023, the company incurred approximately $27 ($21 after tax) and $100 ($76 after tax), respectively,and during the three and twelve months ended June 30, 2022, the company incurred approximately $19 ($15 after tax) and $61 ($47 after tax), respectively, of operating expenses related to its digital capabilities and productivity enhancements investment. Refer to the Non-GAAP Financial Information within the fourth quarter of fiscal year 2023 earnings release for further discussion.
(4)In FY24, the company expects to incur approximately $30-$40 ($23-$30 after tax) of restructuring and related costs, net for implementation of the streamlined operating model.
(5)In FY24, the company expects to incur approximately $100-$120 ($76-$91 after tax) of operating expenses related to its digital capabilities and productivity enhancements investment.
(6)Adjusted EPS is defined as diluted earnings per share that excludes or has otherwise been adjusted for significant items that are nonrecurring or unusual. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.
(7)Adjusted ETR is defined as the effective tax rate that excludes or that has otherwise been adjusted for significant items that are nonrecurring or unusual.
(8)Adjusted EPS and adjusted ETR are supplemental information that management uses to help evaluate the company's historical and prospective financial performance on a consistent basis over time. Management believes that by adjusting for certain items affecting comparability of performance over time, such as asset impairments, charges related to the streamlined operating model, charges related to the digital capabilities and productivity enhancements investment, significant losses/(gains) related to acquisitions and other nonrecurring or unusual items, investors and management are able to gain additional insight into the company's underlying operating performance on a consistent basis over time. However, adjusted EPS and adjusted ETR may not be the same as similar measures provided by other companies due to potential differences in methods of calculation or differences in which items are incorporated into these adjustments.

The Clorox Company
Supplemental Recast of Net Sales and Earnings (Losses) Before Income Taxes to Segment Adjusted Earnings (Losses) Before Interest and Income Taxes for Fiscal Year 2023 (1)(2)
Dollars in millions

Net sales (1)

	Q1		Q2		Q3		Q4	Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Reported
Health and Wellness (2)	$712	$657	$635	$577	$707	$647	$651	$2,532
Household	423	423	462	462	550	550	663	$2,098
Lifestyle	320	320	332	332	353	353	333	$1,338
International	285	285	286	286	305	305	305	$1,181
Corporate and Other (3)	—	55	—	58	—	60	67	$240
Total	$1,740	$1,740	$1,715	$1,715	$1,915	$1,915	$2,019	$7,389

Segment Adjusted Earnings (Losses) Before Interest and Income Taxes (1)(3)

	Q1		Q2		Q3		Q4	Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Reported
Health and Wellness (2)	$115	$133	$103	$124	$(290)	$161	$176	$594
Household	22	22	44	44	99	99	143	308
Lifestyle	60	60	74	74	83	83	67	284
International	23	23	24	24	15	27	15	89
Corporate and Other (3)	(104)	(63)	(115)	(87)	(152)	(101)	(107)	$(358)
Total	$116	$175	$130	$179	$(245)	$269	$294	$917
Interest income	—	2	—	3	—	4	7	16
Interest expense	—	(22)	—	(23)	—	(24)	(21)	(90)
VMS impairment (3)	—	—	—	—	—	(445)	—	(445)
Streamlined operating model (3)	—	(19)	—	(4)	—	(21)	(16)	(60)
Digital capabilities and productivity enhancements investment (3)	—	(20)	—	(25)	—	(28)	(27)	(100)
Earnings (losses) before income taxes	$116	$116	$130	$130	$(245)	$(245)	$237	$238

(1)Unaudited
(2)As of the fourth quarter of fiscal year 2023, the Health and Wellness reportable segment is composed of the Cleaning and Professional Products businesses. The VMS business, previously within Health and Wellness, is now included in Corporate and Other and reported within Total Company.
(3)Refer to the Non-GAAP Financial Information within the earnings release for further discussion.

The Clorox Company
Supplemental Recast of Net Sales and Earnings (Losses) Before Income Taxes to Segment Adjusted Earnings (Losses) Before Interest and Income Taxes for Fiscal Year 2022 (1)(2)
Dollars in millions

Net sales (1)

	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (2)	$745	$680	$648	$579	$662	$597	$635	$571	$2,690	$2,427
Household	442	442	423	423	539	539	580	580	1,984	1,984
Lifestyle	331	331	324	324	306	306	292	292	1,253	1,253
International	288	288	296	296	302	302	294	294	1,180	1,180
Corporate and Other (3)	—	65	—	69	—	65	—	64	—	263
Total	$1,806	$1,806	$1,691	$1,691	$1,809	$1,809	$1,801	$1,801	$7,107	$7,107

Segment Adjusted Earnings (Losses) Before Interest and Income Taxes (1)(3)

	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (2)	$105	$123	$56	$79	$84	$101	$55	$78	$300	$381
Household	36	36	10	10	92	92	96	96	234	234
Lifestyle	93	93	80	80	66	66	41	41	280	280
International	30	30	19	19	31	31	17	17	97	97
Corporate and Other (3)	(79)	(61)	(72)	(58)	(73)	(55)	(80)	(49)	(304)	(223)
Total	$185	$221	$93	$130	$200	$235	$129	$183	$607	$769
Interest income	—	1	—	1	—	1	—	2	—	5
Interest expense	—	(25)	—	(23)	—	(21)	—	(37)	—	(106)
Digital capabilities and productivity enhancements investment (3)	—	(12)	—	(15)	—	(15)	—	(19)	—	(61)
Earnings (losses) before income taxes	$185	$185	$93	$93	$200	$200	$129	$129	$607	$607

(1)Unaudited
(2)As of the fourth quarter of fiscal year 2023, the Health and Wellness reportable segment is composed of the Cleaning and Professional Products businesses. The VMS business, previously within Health and Wellness, is now included in Corporate and Other and reported within Total Company.
(3)Refer to the Non-GAAP Financial Information within the earnings release for further discussion.

The Clorox Company
Supplemental Recast of Net Sales and Earnings (Losses) Before Income Taxes to Segment Adjusted Earnings (Losses) Before Interest and Income Taxes for Fiscal Year 2021 (1)(2)
Dollars in millions

Net sales (1)

	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (2)	$813	$734	$817	$747	$680	$610	$670	$599	$2,980	$2,690
Household	500	500	411	411	510	510	560	$560	1,981	1,981
Lifestyle	318	318	317	317	293	293	290	$290	1,218	1,218
International	285	285	297	297	298	298	282	282	1,162	1,162
Corporate and Other (3)	—	79	—	70	—	70	—	71	—	290
Total	$1,916	$1,916	$1,842	$1,842	$1,781	$1,781	$1,802	$1,802	$7,341	$7,341

Segment Adjusted Earnings (Losses) Before Interest and Income Taxes (1)(3)

	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (2)	$251	$267	$247	$275	$(183)	$163	$(10)	$43	$305	$748
Household	109	109	60	60	97	97	109	109	$375	375
Lifestyle	102	102	89	89	68	68	61	61	$320	320
International	124	42	30	30	30	30	17	17	$201	119
Corporate and Other (2)	(60)	(52)	(94)	(99)	(71)	(64)	(76)	(78)	(301)	(293)
Total	$526	$468	$332	$355	$(59)	$294	$101	$152	$900	$1,269
Interest income	—	1	—	1	—	1	—	2	—	5
Interest expense	—	(25)	—	(24)	—	(25)	—	(25)	—	(99)
VMS Impairment (3)	—	—	—	—		(329)	—		—	(329)
Professional Products supplier charge (3)	—	—	—	—	—	—	—	(28)	—	(28)
Saudi JV acquisition gain (3)	—	82	—	—	—	—	—	—	—	82
Earnings (losses) before income taxes	$526	$526	$332	$332	$(59)	$(59)	$101	$101	$900	$900
(1)Unaudited
(2)As of the fourth quarter of fiscal year 2023, the Health and Wellness reportable segment is composed of the Cleaning and Professional Products businesses. The VMS business, previously within Health and Wellness, is now included in Corporate and Other and reported within Total Company.
(3)Refer to the Non-GAAP Financial Information within the earnings release for further discussion.